107/634/607
503/502 A 974

                                     [LOGO]
                               COMSTOCK PARTNERS
                                  FUNDS, INC.
                ------------------------------------------------

                               COMSTOCK PARTNERS
                                 STRATEGY FUND
                               COMSTOCK PARTNERS
                               CAPITAL VALUE FUND

                                 ANNUAL REPORT
                                 APRIL 30, 1997

                         COMSTOCK PARTNERS FUNDS, INC.
                        COMSTOCK PARTNERS STRATEGY FUND
                      COMSTOCK PARTNERS CAPITAL VALUE FUND
                           993 Lenox Drive, Suite 106
                            Lawrenceville, NJ 08648

INVESTMENT ADVISER
COMSTOCK PARTNERS, INC.
993 Lenox Drive, Suite 106
Lawrenceville, NJ 08648

SUB-INVESTMENT ADVISER (STRATEGY FUND)
THE DREYFUS CORPORATION
200 Park Avenue
New York, NY 10166

SUB-INVESTMENT ADVISER AND
ADMINISTRATOR (CAPITAL VALUE FUND)
THE DREYFUS CORPORATION
200 Park Avenue
New York, NY 10166

CUSTODIAN--DOMESTIC
THE BANK OF NEW YORK
90 Washington Street
New York, NY 10286

CUSTODIANS--INTERNATIONAL
BROWN BROTHERS HARRIMAN & CO. (STRATEGY FUND)
40 Water Street
Boston, MA 02109

THE BANK OF NEW YORK (CAPITAL VALUE FUND)
90 Washington Street
New York, NY 10286

ADMINISTRATOR (STRATEGY FUND)
PRINCETON ADMINISTRATORS, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

DISTRIBUTOR
PREMIER MUTUAL FUND SERVICES, INC.
60 State Street, Suite 1300
Boston, MA 02109
Tel. 1-800-221-7930, 1-617-557-3400

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
DREYFUS TRANSFER, INC.
P.O. Box 9671
Providence, RI 02940-9671

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SIMPSON THACHER & BARTLETT
(a partnership which includes
professional corporations)
425 Lexington Avenue
New York, NY 10017-3909

OFFICERS & DIRECTORS
Charles L. Minter,
  Chief Executive Officer and
  Chairman of the Board
M. Bruce Adelberg, Director
Sven B. Karlen, Jr., Director
E. W. Kelley, Director
Robert M. Smith, Director
W. Troy Hottenstein, Secretary
Robert C. Ringstad, Vice President,
  Treasurer, Chief Financial Officer
  and Assistant Secretary

--------------------------------------------------------------------------------

   General information regarding a Fund's portfolio, updated semi-monthly, is available by calling the Fund's Distributor (see above).

    This report is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                   SHAREHOLDER INQUIRIES TEL. 1-800-645-6561

DEAR FELLOW SHAREHOLDER:

For the year ended April 30, 1997, the Comstock Partners Strategy Fund's Class O, A, and C shares posted total returns of -4.85%, -5.10%, and -5.94%, respectively, and the Comstock Partners Capital Value Fund's Class A, B, C, and R shares posted total returns of -12.97%, -13.69%, -13.47%, and -12.83%, respectively, based upon net asset value per share*, while the Standard & Poor's 500 Composite Stock Price Index (S&P 500) rose 25.09% and the Lehman Brothers Government/ Corporate Bond Index rose 6.72%. The main reason we underperformed the indexes over the last 12 months was because both Funds were positioned to benefit from declining US equity prices. During that time period the S&P 500 Index rose sharply and both Funds' investments in S&P 500 put options declined in value. Additionally, the Capital Value Fund's positions in short sales of individual equities and S&P 500 futures contracts also declined in value.

Bear markets have occurred on average about once every four years over the past century with the last one taking place in 1990. We believe that the US stock market is due for a bear market and that the typical signs of a peak in equity prices are evident now. In our view, the conditions for a peak in equity prices are (1) an economy that is expanding while the Federal Reserve is tightening,
(2) excessive speculation, (3) high valuations relative to earnings and dividends, and (4) the market up strongly but losing momentum.

Both of the Funds currently have positions in S&P 500 Index put options, while the Capital Value Fund is short S&P 500 Index futures and individual equities. The gold shares have begun to reach levels that we believe offer better value. The market's psychology toward the metal has reached what we believe are excessively bearish readings. The stocks may be bottoming. For these reasons we continue to monitor the gold mining shares closely and for the first time in two years have added to those positions that we feel warrant accumulation.

The dollar has appreciated greatly against most other currencies. From a trading perspective, we believe that too many investors have come to recognize this and thus, the sentiment has turned overly optimistic. In addition, fundamentally the dollar appears to us to be overvalued relative to inflation levels, trade flows and net debtor status.

We believe that the fixed-income markets offer trading opportunities to the Funds from time to time and we have tried to take advantage of this. Again, we have found it useful to focus on the market's psychological state to guide our trading. Presently, the Funds hold a small position in 30-year US Treasury bonds.

In summary, the Funds' positions are still geared to benefit from a US equity market decline and also positioned to benefit if the dollar declines and/or the gold shares rise. Note that, consistent with the Funds' prospectus and our investment approach, we have the flexibility to change these positions when we believe conditions warrant. Our trading strategies can alter the Funds' exposure to any market very quickly.

                                            Sincerely,

                                            Comstock Partners, Inc.
                                            Investment Policy Committee

Lawrenceville, New Jersey
May 13, 1997

* PERFORMANCE INFORMATION:

  Total return assumes the reinvestment of dividends and excludes the effect of sales loads.

  The Lehman Brothers Government/Corporate Bond Index is a widely accepted unmanaged index of bond market performance which includes fixed rate issues rated investment grade or higher; all returns are market value weighted inclusive of accrued interest. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance which reflects the reinvestment of income dividends and, where applicable, capital gain distributions.

  Investors should note that there can be no assurance that the markets will perform according to the investment adviser's expectations or that the adviser's investment approach will achieve its objectives.

--------------------------------------------------------------------------------

    You may now obtain current information about Comstock Partners Strategy
    Fund and Comstock Partners Capital Value Fund and our investment strategy through the Funds' internet web site
                          www.comstockfunds.com
    and a telephone information line 201-332-4422. Please save this information for future reference.
--------------------------------------------------------------------------------

TOTAL RETURN BASED ON A $10,000 INVESTMENT -- COMSTOCK PARTNERS STRATEGY FUND CLASS O SHARES*

Date         Class O*   S&P 500        Lehman Brothers****       Blended
                        Index***      Govt/Corp Bond Index      Index*****
--------------------------------------------------------------------------------
May 26, 88     9550      10000                10000                10000
4/89          10824      12205                10858                11329
4/90          12242      13486                11767                12362
4/91          13302      15853                13513                14314
4/92          14577      18084                14968                16022
4/93          15409      19748                17139                18049
4/94          16970      20798                17336                18520
4/95          17375      24411                18536                20479
4/96          17837      31788                20139                23797
4/97          16972      39764                21492                26926


    * The total return for Class O shares is based upon a hypothetical investment in Class O shares at the Fund's inception on 5/26/88 restated to reflect the maximum initial sales load charged when the Fund last offered Class O shares. Total return for Class O shares prior to August 1, 1991 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Total return for Class
      O shares assumes the reinvestment of dividends and capital gains distributions.
   ** Fund's inception.
  *** This unmanaged broad-based Index is comprised of common stocks.
 **** This unmanaged broad-based Index is comprised of US Government Agency and
      Treasury securities and investment grade corporate debt.
***** The blended Index contains 65% of Lehman Govt./Corp. Bond Index and 35%
      S&P 500 Index.
      Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                            SALES CHARGE         SALES CHARGE
--------------------------------------------------------------
CLASS O SHARES
--------------------------------------------------------------
Year Ended 4/30/97              -4.85%               -9.14%
--------------------------------------------------------------
Five Years Ended
  4/30/97                       +3.09%               +2.14%
--------------------------------------------------------------
Fund's inception
  (5/26/88)
  through 4/30/97               +6.65%               +6.10%
--------------------------------------------------------------

Investors should note that the performance information presented in the following tables and graphs for Class A and Class C shares of the Strategy Fund prior to the dates these classes were introduced is based on historical expenses of a predecessor class or classes of the Fund and does not reflect how Class A and Class C shares would have performed on a relative basis. Accordingly, this information may be used in assessing the Fund's performance history but should not be utilized in evaluating whether Class A or Class C shares would best suit an investor's needs.

+ See the footnote to the preceding graph for a discussion of the presentation of total return.

TOTAL RETURN BASED ON A $10,000 INVESTMENT -- COMSTOCK PARTNERS STRATEGY FUND CLASS A SHARES*

Date         Class A      S&P 500    Lehman Brothers Govt/Corp     Blended
                          Index***        Bond Index****          Index*****
--------------------------------------------------------------------------------
May 26, 88     9550        10000              10000                  10000
4/89          10824        12205              10858                  11329
4/90          12242        13486              11767                  12362
4/91          13302        15853              13513                  14314
4/92          14577        18084              14968                  16022
4/93          15367        19748              17139                  18049
4/94          16890        20798              17336                  18520
4/95          17218        24411              18536                  20479
4/96          17630        31788              20139                  23797
4/97          16732        39764              21492                  26926


    * The total return for Class A shares is based upon a hypothetical investment in Class A shares at the Fund's inception on 5/26/88, restated to reflect the current 4.5% maximum initial sales load for Class A shares. Total return for Class A shares prior to August 1, 1991 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Class A shares were not actually introduced until July 15, 1992, total return for Class A shares for the period prior to July 15, 1992 does not reflect service and distribution fees borne by Class A shares, which, if reflected, would reduce the total return presented. Total return for Class A shares assumes the reinvestment of dividends and capital gains distributions.
   ** Fund's inception.
  *** This unmanaged broad-based Index is comprised of common stocks.
 **** This unmanaged broad-based Index is comprised of US Government Agency and
      Treasury securities and investment grade corporate debt.
***** The blended index contains 65% of Lehman Govt./Corp. Bond Index and 35%
      S&P 500 Index.
      Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                            SALES CHARGE         SALES CHARGE
--------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------
Year Ended 4/30/97              -5.10%               -9.37%
--------------------------------------------------------------
Five Years Ended
  4/30/97                       +2.80%               +1.85%
--------------------------------------------------------------
Fund's inception
  (5/26/88)
  through 4/30/97               +2.64%               +1.66%
--------------------------------------------------------------

+ See the footnote to the preceding graph for a discussion of the presentation of total return.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS STRATEGY FUND CLASS C SHARES*

Date      Strategy Fund    S&P 500   Lehman Brothers Govt/Corp  Blended Index
              Class C*     Index***       Bond Index****
--------------------------------------------------------------------------------
May 26, 88     10000        10000             10000                  10000
4/89           11334        12205             10858                  11329
4/90           12819        13486             11767                  12362
4/91           13929        15853             13513                  14314
4/92           15264        18084             14968                  16022
4/93           16091        19748             17139                  18049
4/94           17685        20798             17336                  18520
4/95           18029        24411             18536                  20479
4/96           18381        31788             20139                  23797
4/97           17290        39764             21492                  26926


    * The total return for Class C shares is based upon a hypothetical investment in Class A shares at the Fund's inception on 5/26/88, restated to reflect the applicable contingent deferred sales charge for Class C shares. Total return for Class C shares prior to August 1, 1991 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Class C shares were not actually introduced until August 1, 1995, total return for Class C shares for the period prior to August 1, 1995 does not reflect higher service and distribution fees and certain administrative expenses borne by Class C shares, which, if reflected, would reduce the total return presented. Total return for Class C shares assumes the reinvestment of dividends and capital gains distributions.
   ** Fund's inception.
  *** This unmanaged broad-based Index is comprised of common stocks.
 **** This unmanaged broad-based Index is comprised of US Government Agency and
      Treasury securities and investment grade corporate debt.
***** The blended Index contains 65% of Lehman Govt./Corp. Bond Index and 35%
      S&P 500 Index.
      Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                                CDSC                CDSC++
--------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------
Year Ended 4/30/97              -5.94%               -6.82%
--------------------------------------------------------------
Five Years Ended
  4/30/97                       +2.52%               +2.52%
--------------------------------------------------------------
Fund's inception
  (5/26/88)
  through 4/30/97               -2.50%               -2.50%
--------------------------------------------------------------

 + See the footnote to the preceding graph for a discussion of the presentation of total return.
++ Assuming payment of the maximum contingent deferred sales charges. A contingent deferred sales charge of 1% is imposed on redemptions made within one year of purchase.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS A SHARES*


          S&P 500 Index***   Capital Value Fund
                              Class A Shares*
10/10/85        10000            9552
4/30/86         13223           13366
4/30/87         16728           15148
4/30/88         15641           17453
4/30/89         19221           19476
4/30/90         21243           22353
4/30/91         24978           22984
4/30/92         28475           23822
4/30/93         31100           24328
4/30/94         32752           24299
4/30/95         38464           23929
4/30/96         50068           23596
4/30/97         62646           20535

   * The total return for Class A shares is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85 restated to reflect the maximum initial sales load charged. Total return for Class A shares assumes the reinvestment of dividends and capital gains distributions.
  ** Fund's inception.
 *** This unmanaged broad-based Index is comprised of common stocks.
**** On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
     Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                            SALES CHARGE         SALES CHARGE
--------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------
Year Ended 4/30/97              -12.97%             -16.91%
--------------------------------------------------------------
Five Years Ended
  4/30/97                        -2.93%              -3.82%
--------------------------------------------------------------
Ten Years Ended
  4/30/97                        +3.02%              +2.55%
--------------------------------------------------------------
Policy inception
  (4/28/87)* through
  4/30/97                        +3.09%              +2.61%
--------------------------------------------------------------
Fund's inception
  (10/10/85) through
  4/30/97                        +6.85%              +6.42%
--------------------------------------------------------------

* On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

+ See the footnote to the preceding graph for a discussion of the presentation of total return.

  Investors should note that the performance information presented in the following tables and graphs for Class B, Class C and Class R shares of the Capital Value Fund prior to the dates these classes were introduced is based on historical expenses of a predecessor class or classes of the Fund and does not reflect how Class B, Class C and Class R shares would have performed on a relative basis. Accordingly, this information may be used in assessing the Fund's performance history but should not be utilized in evaluating whether Class B, Class C or Class R shares would best suit an investor's needs.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS B SHARES*

          S&P 500 Index***    Capital Value Fund
                                Class B Shares*
10/10/85        10000                 10000
4/30/86         13223                 13993
4/30/87         16728                 15966
4/30/88         15641                 18272
4/30/89         19221                 20389
4/30/90         21243                 23401
4/30/91         24978                 24062
4/30/92         28475                 24940
4/30/93         31100                 25361
4/30/94         32752                 25105
4/30/95         38464                 24529
4/30/96         50068                 24015
4/30/97         62646                 20727


   * The total return for Class B shares is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85. Because Class B shares were not actually introduced until January 15, 1993, total return for Class B shares for the period prior to January 15, 1993 does not reflect higher service and distribution fees and certain administrative expenses borne by Class B shares, which, if reflected, would reduce the total return presented. Total return for Class B shares assumes the reinvestment of dividends and capital gains distributions.
  ** Fund's inception.
 *** This unmanaged broad-based Index is comprised of common stocks.
**** On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
     Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                                CDSC                CDSC++
--------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------
Year Ended 4/30/97              -13.69%             -16.95%
--------------------------------------------------------------
Five Years Ended
  4/30/97                        -3.63%              -3.95%
--------------------------------------------------------------
Ten Years Ended
  4/30/97                        +2.64%             --
--------------------------------------------------------------
Policy inception
  (4/28/87)* through
  4/30/97                        +2.71%             --
--------------------------------------------------------------
Fund's inception
  (10/10/85) through
  4/30/97                        +6.51%             --
--------------------------------------------------------------

   * On April 28, 1987, Comstock Partners, Inc., the
     Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.
   + See the footnote to the preceding graph for a
     discussion of the presentation of total return.
  ++ Assuming payment of the maximum contingent deferred sales charge. Maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS C SHARES*

          S&P 500 Index***      Capital Value Fund
                                  Class C Shares*
10/10/85        10000                  10000
4/30/86         13223                  13993
4/30/87         16728                  15966
4/30/88         15641                  18272
4/30/89         19221                  20389
4/30/90         21243                  23401
4/30/91         24978                  24062
4/30/92         28475                  24940
4/30/93         31100                  25361
4/30/94         32752                  25105
4/30/95         38464                  24529
4/30/96         50068                  23979
4/30/97         62646                  20750



   * The total return for Class C shares is based upon a hypothetical investment in Class A shares from the Fund's inception on 10/10/85 through 1/15/93, and
     Class B shares from 1/15/93 through 8/22/95. Class C shares were not actually introduced until August 22, 1995. Total return prior to January 15, 1993 does not reflect the higher level of service and distribution fees and certain administrative expenses borne by Class C shares, which, if reflected, would reduce the total return presented. Total return for Class C shares assumes the reinvestment of dividends and capital gains distributions.
  ** Fund's inception.
 *** This unmanaged broad-based Index is comprised of common stocks.
**** On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
     Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURN+

                          % RETURN WITHOUT      % RETURN WITH
                                CDSC                CDSC++
--------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------
Year Ended 4/30/97              -13.47%             -14.28%
--------------------------------------------------------------
Five Years Ended
  4/30/97                        -3.61%             --
--------------------------------------------------------------
Ten Years Ended
  4/30/97                        +2.66%             --
--------------------------------------------------------------
Policy inception
  (4/28/87)* through
  4/30/97                        +2.72%             --
--------------------------------------------------------------
Fund's inception
  (10/10/85) through
  4/30/97                        +6.52%             --
--------------------------------------------------------------

   * On April 28, 1987, Comstock Partners, Inc., the
     Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.
   + See the footnote to the preceding graph for a
     discussion of the presentation of total return.
  ++ Assuming payment of the maximum contingent deferred sales charge. A contingent deferred sales charge of 1% is imposed on redemptions made within one year of purchase.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS R SHARES*

             S&P 500 Index***    Capital Value Fund
                                   Class R Shares*
10/10/85        10000                   10000
4/30/86         13223                   13993
4/30/87         16728                   15966
4/30/88         15641                   18272
4/30/89         19221                   20389
4/30/90         21243                   23401
4/30/91         24978                   24062
4/30/92         28475                   24940
4/30/93         31100                   25469
4/30/94         32752                   25439
4/30/95         38464                   25051
4/30/96         50068                   24763
4/30/97         62646                   21586


   * The total return for Class R shares is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85. Because Class R shares were not actually introduced until August 22, 1995, total return for Class R shares for the period prior to August 22, 1995 reflects the performance information for Class A of the Capital Value Fund. Total return for Class R shares assumes the reinvestment of dividends and capital gains distributions.
  ** Fund's inception.
 *** This unmanaged broad-based Index is comprised of common stocks.
**** On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
     Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURN+

                              AVERAGE
                           ANNUAL TOTAL
                             RETURN AT
                          NET ASSET VALUE
-----------------------------------------
CLASS R SHARES
-----------------------------------------
Year Ended 4/30/97             -12.83%
-----------------------------------------
Five Years Ended
  4/30/97                       -2.85%
-----------------------------------------
Ten Years Ended
  4/30/97                       +3.06%
-----------------------------------------
Policy inception
  (4/28/87)* through
  4/30/97                       +3.13%
-----------------------------------------
Fund's inception
  (10/10/85) through
  4/30/97                       +6.88%
-----------------------------------------

* On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.

+ See the footnote to the preceding graph for a discussion of the presentation of total return.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Strategy Fund Schedule of Investments                      As of April 30, 1997

                     S&P    MOODY'S          SHARES HELD/                                                               VALUE
                   RATING*  RATING*           FACE AMOUNT                                     ISSUE                   (NOTE 1A)
BONDS
Corporate
Convertible Bonds
-- 4.8%               UNR     UNR           $     3,850,000        Ashanti Capital, Ltd. 5.500% due 3/15/2003        $  3,152,188
                      UNR     UNR                 1,741,000        Bema Gold Corp. 7.500% due 2/28/2000                 6,093,500
                                                                                                                     ------------
                                                                                                                        9,245,688
                                                                                                                     ------------
US Government                                                      Federal National Mortgage Association
Agency                                                               Interest-Only Stripped Security Series
Obligations --                                                       267 Class 2 8.500% due
2.7%                  AAA     Aaa                15,537,434          10/01/2024                                         5,146,775
                                                                                                                     ------------
US Government
Obligations --                                                     United States Treasury Notes:
51.7%                 UNR     Aaa                54,425,000         8.875% due 11/15/1997 (b)                          55,300,902
                      UNR     Aaa                41,735,000         8.875% due 11/15/1998 (b)                          43,384,837
                                                                                                                     ------------
                                                                                                                       98,685,739
                                                                                                                     ------------
Foreign Government
Obligations --
23.5%                 AAA     UNR      AUD        8,800,000        Australian Government 12.000% due 11/15/2001         8,141,333
                      UNR     Aaa      DEM       11,900,000        Bundesrepublik Deutschland 9.000% due 10/20/2000     7,893,937
                      UNR     Aa1      CHF       11,000,000        Kingdom of Denmark 4.250% due 9/30/1999              7,822,471
                     BBB+     UNR      SAR       67,460,000        Republic of South Africa 12.500% due 12/21/2006     13,294,682
                      UNR     Aaa      GBP        4,100,000        United Kingdom Treasury 13.000% due 7/14/2000        7,748,713
                                                                                                                     ------------
                                                                                                                       44,901,136
                                                                                                                     ------------
Foreign Corporate
Obligations --
0.4%                  UNR     UNR      CAD        1,000,000        William Resources, Inc. 9.660% due 1/23/02             747,924

----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN BONDS (Cost $155,489,551) -- 83.1%                                       158,727,262
----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
Country Funds --
1.6%                                                127,000        Fleming Russia Securities Fund (a)                   2,190,750
                                                     77,600        Lazard Vietnam Fund, Ltd. (a)                          776,000
                                                                                                                     ------------
                                                                                                                        2,966,750
                                                                                                                     ------------
Mining -- 2.9%                                       20,468        Avgold Ltd., ADR l                                     333,884
                                                     74,900        East Rand Gold & Uranium Company, Ltd., ADR l          116,095
                                                    147,600        Free State Consolidated Gold Mines, Ltd., ADR l      1,005,525
                                                    163,800        Harmony Gold Mining, Ltd., ADR l (a)                 1,146,600
                                                    177,100        Kloof Gold Mining, Ltd., ADR l                       1,217,563
                                                    218,074        Randfontein Estates Gold Mining Company
                                                                     Witwatersrand, Ltd., ADR l                           790,518
                                                     38,800        Western Deep Levels, Ltd., ADR l                       965,150
                                                                                                                     ------------
                                                                                                                        5,575,335
                                                                                                                     ------------
Real Estate
Investment
Trusts -- 2.4%                                       56,200        Essex Property Trust, Inc.                           1,643,850
                                                    105,000        G & L Realty Corp.                                   1,706,250
                                                     69,000        RFS Hotel Investors, Inc.                            1,242,000
                                                                                                                     ------------
                                                                                                                        4,592,100

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN COMMON STOCKS (Cost $13,521,989)-- 6.9%                                  13,134,185
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK
Mining -- 1.5%                                       55,000        Amax Gold, Inc. $3.75 convertible pfd.               2,853,125

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENT IN PREFERRED STOCK (Cost $2,758,000)-- 1.5%                                   2,853,125
---------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM
SECURITIES**
US Government                                                      United States Treasury Bills:
Obligations --                                      615,000
0.6%                  UNR     Aaa                                   4.930% due 6/26/97                                    610,228
                      UNR     Aaa                   400,000         5.025% due 6/26/97                                    396,897
                      UNR     Aaa                   215,000         5.040% due 6/26/97                                    213,332

---------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SHORT-TERM SECURITIES (Cost $1,220,471) -- 0.6%                           1,220,457
---------------------------------------------------------------------------------------------------------------------------------
Total investments (cost $172,990,011) -- 92.1%                                                                        175,935,029
Put options purchased (cost $20,998,309) -- 3.6%+                                                                       6,902,344
Variation margin on open futures contracts purchased -- 0.2%++                                                            436,000
Unrealized appreciation on foreign exchange contracts -- 0.0%+++                                                            9,545
Other assets less liabilities -- 4.1%                                                                                   7,782,824
                                                                                                                     ------------
Net Assets -- 100.0%                                                                                                 $191,065,742
                                                                                                                     ------------
                                                                                                                     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Strategy Fund Schedule of Investments  (concluded)         As of April 30, 1997

+ Put options purchased as of April 30, 1997 are as follows:

                              NUMBER OF                                                  EXPIRATION DATE/                 VALUE
                              CONTRACTS                  ISSUE                            EXERCISE PRICE                (NOTE 1A)
                                   100               S&P 500 Index           Jun. 97/550                               $         0
                                 2,470               S&P 500 Index           Jun. 97/600                                    30,875
                                 1,785               S&P 500 Index           Sep. 97/625                                   301,219
                                   765               S&P 500 Index           Sep. 97/650                                   239,063
                                   465               S&P 500 Index           Dec. 97/600                                   122,062
                                   560               S&P 500 Index           Dec. 97/625                                   210,000
                                   430               S&P 500 Index           Dec. 97/700                                   516,000
                                   360               S&P 500 Index           Dec. 97/825                                 1,692,000
                                   350              S&P Flex Index           Sep. 97/700                                   249,375
                                   830              S&P Flex Index           Dec. 97/600                                   228,250
                                   645              S&P Flex Index           Dec. 97/700                                   757,875
                                   500              S&P Flex Index           Mar. 98/775                                 1,600,000
                                   550              S&P Flex Index           Jun. 98/700                                   955,625
                                                                                                                       -----------
                                              Total put options purchased
                                                  (Cost $20,998,309)                                                   $ 6,902,344
                                                                                                                       -----------
                                                                                                                       -----------

++ Open futures contracts purchased as of April 30, 1997 are as follows:

                              NUMBER OF                                                            VALUE         UNREALIZED
                              CONTRACTS                  ISSUE               EXPIRATION DATE     (NOTE 1A)      APPRECIATION
                                   165               S&P 500 Index           Jun. 97            $ 66,231,000     $1,457,450
                                                                                                ------------    ------------
                                                                                                ------------    ------------

+++ Foreign exchange contracts as of April 30, 1997 are as follows:

                             EXPIRATION                    CURRENCY                             CURRENCY               VALUE
                                DATE                      PURCHASED         COST                  SOLD               (NOTE 1A)
                     May 1997                             US Dollar      $ 3,970,542         4/5502,531,693         $ 3,960,997
                                                                         -----------                                -----------
                                                                         -----------                                -----------

    l  American Depositary Receipt (ADR).
  UNR  Unrated by Standard & Poor's or Moody's.
    *  Ratings shown have not been audited by Ernst & Young LLP.
       These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of
   **  purchase by the Fund.
  (a)  Non-income producing.
  (b)  Partially held by the custodian in a segregated account as collateral for open futures positions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Schedule of Investments                 As of April 30, 1997

                     S&P    MOODY'S           SHARES HELD/                                                               VALUE
                   RATING*  RATING*           FACE AMOUNT                                ISSUE                         (NOTE 1A)
BONDS
                                                                    Federal National Mortgage Association
US Government                                                       Interest-Only Stripped Security Series
Agency                                                                267 Class 2 8.50% due 10/01/2024               $   5,918,275
Obligations --                                                                                                       -------------
2.5%                  AAA     Aaa           $     17,866,490

Foreign Government
Obligations --
24.9%                 AAA     UNR      AUD        10,400,000        Australian Government 12.00% due 11/15/2001          9,621,575
                      AAA     Aaa      CHF         4,100,000        Republic of Austria 4.50% due 2/12/2000              2,954,616
                      UNR     Aa1      CHF        15,000,000        Kingdom of Denmark 4.25% due 9/30/1999              10,667,006
                      UNR     Aaa      DEM        14,000,000        Bundesrepublik Deutschland 9.00% due 10/20/2000      9,286,985
                      UNR     Aaa      GBP         5,100,000        United Kingdom Treasury 13.00% due 7/14/2000         9,638,643
                                                  80,000,000        Lesotho Highlands Water 13.00% due 9/15/2010
                      UNR     UNR      ZAR                          (b)                                                 15,713,803
                                                                                                                     -------------
                                                                                                                        57,882,628
----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN BONDS (Cost $63,633,186) --27.4%                                          63,800,903
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Country Funds --
2.0%                                                 220,765        Fleming Russia Securities Fund (a)                   3,808,196
                                                      87,000        Lazard Vietnam Fund, Ltd. (a)                          870,000
                                                                                                                     -------------
                                                                                                                         4,678,196
                                                                                                                     -------------
Mining -- 10.9%                                      329,500        Ashanti Goldfields, GDR +++                          3,912,813
                                                      29,572        Avgold, Ltd., ADR l                                    482,393
                                                      25,500        East Rand Gold & Uranium Company, Ltd., ADR l           39,525
                                                     166,400        Free State Consolidated Gold Mines, Ltd., ADR l      1,133,600
                                                     124,200        Getchell Gold (a)                                    4,766,175
                                                     192,600        Harmony Gold Mining Ltd., ADR l (a)                  1,348,200
                                                     206,100        Kloof Gold Mining Ltd., ADR l                        1,416,938
                                                     201,412        Randfontein Estates Gold Mining Company
                                                                    Witwatersrand, Ltd., ADR l                             730,119
                                                   1,559,900        Royal Oak Mines (a)                                  3,899,750
                                                     344,082        Santa Fe Pacific Gold                                5,075,209
                                                     262,000        TVX Gold (a)                                         1,473,750
                                                      49,000        Western Deep Levels, Ltd., ADR l                     1,218,875
                                                                                                                     -------------
                                                                                                                        25,497,347

----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN COMMON STOCKS (Cost $39,862,588)-- 12.9%                                  30,175,543
----------------------------------------------------------------------------------------------------------------------------------
SHORT - TERM
SECURITIES**
US Government                                                       United States Treasury Bills:
Obligations --
51.9%                 UNR     Aaa                    977,000         5.16% due 5/1/97                                      977,000
                      UNR     Aaa                 31,937,000         4.98% due 5/8/97 (c)                               31,907,937
                      UNR     Aaa                  1,653,000         4.96% due 5/15/97                                   1,649,991
                      UNR     Aaa                 13,511,000         4.97% due 5/22/97                                  13,473,845
                      UNR     Aaa                 24,223,000         5.05% due 5/29/97 (c)(d)                           24,132,406
                      UNR     Aaa                 48,203,000         5.17% due 7/24/97                                  47,634,205
                      UNR     Aaa                    822,000         5.22% due 8/07/97                                     810,508
                      UNR     Aaa                    203,000         5.24% due 8/14/97                                     199,929

----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SHORT-TERM SECURITIES (Cost $120,764,518) -- 51.9%                       120,785,821
----------------------------------------------------------------------------------------------------------------------------------

Total investments (cost $224,260,292) -- 92.2%                                                                         214,762,267
Put options purchased (cost $18,703,758) -- 2.2%+                                                                        5,069,750
Variation margin on open futures contracts -- 0.1%++                                                                       305,250
Other assets less liabilities -- 5.5%                                                                                   12,754,951
                                                                                                                     -------------
Net Assets -- 100.0%                                                                                                  $232,892,218
                                                                                                                     -------------
                                                                                                                     -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Schedule of Investments  (concluded)    As of April 30, 1997

+ Put options purchased as of April 30, 1997 are as follows:

                          NUMBER OF                                                   EXPIRATION DATE/                   VALUE
                          CONTRACTS                  ISSUE                             EXERCISE PRICE                  (NOTE 1A)
                               740               S&P 500 Index           Jun. 97/550                                 $           0
                             2,310               S&P 500 Index           Jun. 97/600                                        28,875
                             1,870               S&P 500 Index           Sep. 97/625                                       315,563
                               525               S&P 500 Index           Dec. 97/600                                       137,812
                               700               S&P 500 Index           Dec. 97/625                                       262,500
                               500               S&P 500 Index           Dec. 97/700                                       600,000
                               100              S&P Flex Index           Sep. 97/700                                        71,250
                               980              S&P Flex Index           Dec. 97/600                                       269,500
                               750              S&P Flex Index           Dec. 97/700                                       881,250
                               565              S&P Flex Index           Mar. 98/775                                     1,808,000
                               400              S&P Flex Index           Jun. 98/700                                       695,000
                                                                                                                     -------------
                                          Total Put Options Purchased
                                              (cost $18,703,758)                                                     $   5,069,750
                                                                                                                     -------------
                                                                                                                     -------------

++ Open futures contracts as of April 30, 1997 are as follows:

                                                                                                               UNREALIZED
                           NUMBER OF                                                            VALUE         APPRECIATION
                           CONTRACTS                   ISSUE              EXPIRATION DATE     (NOTE 1A)       (DEPRECIATION)
    FUTURES PURCHASED:          360        S&P 500 Index                  Jun. 97            $144,504,000       $3,797,825

         FUTURES SOLD:           75        S&P 500 Index                  Sept. 97            (30,405,000)        (827,500)
                                200        S&P 500 Index                  Dec. 97             (81,960,000)      (2,185,000)
                                 90        S&P 500 Index                  Mar. 98             (37,305,000)      (1,487,308)
                                                                                             ------------     ------------
                                                                                             $ (5,166,000)      $ (701,983)
                                                                                             ------------     ------------
                                                                                             ------------     ------------

  +++  Global Depositary Receipt (GDR)
    l  American Depositary Receipt (ADR).
  UNR  Unrated by Standard & Poor's or Moody's.
    *  Ratings shown have not been audited by Ernst & Young LLP.
       These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of
   **  purchase by the Fund.
  (a)  Non-income producing.
  (b)  Guaranteed by the Republic of South Africa.
  (c)  Partially held by broker as collateral for open short positions.
  (d)  Partially held by the custodian in a segregated account as collateral for open futures positions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Statement of Securities Sold Short      As of April 30, 1997

                                                                                                                         VALUE
COMMON STOCKS                               SHARES                                  ISSUE                              (NOTE 1A)
Finance -- 0.3%                              24,000        Advanta                                                   $     570,000
                                                                                                                     -------------
Manufacturing --
15.5%                                        51,300        AMP                                                           1,840,388
                                             30,800        Allergan                                                        823,900
                                             42,000        Analog Devices                                                1,123,500
                                             37,800        Bard (C.R.)                                                   1,200,150
                                             26,000        Bausch & Lomb                                                 1,049,750
                                             29,300        Black & Decker                                                  981,550
                                             51,000        Boise Cascade                                                 1,695,750
                                             42,600        Cabot                                                           937,200
                                             22,800        Champion International                                        1,060,200
                                             80,000        Cooper Tire & Rubber                                          1,760,000
                                             12,900        Dow Chemical                                                  1,094,888
                                             19,200        Eastman Chemical                                                979,200
                                             17,800        General Motors, CL. H                                           956,750
                                             29,000        Great Lakes Chemical                                          1,228,875
                                             29,200        IMC Global                                                    1,076,750
                                             40,000        International Flavors & Fragrances                            1,685,000
                                             50,000        International Paper                                           2,112,500
                                             24,200        Kellogg                                                       1,687,950
                                             40,000        Komag                                                         1,130,000
                                             40,000        Louisiana Pacific                                               745,000
                                             23,800        Morton International                                            996,625
                                             24,800        Polaroid                                                      1,202,800
                                             20,000        Readers Digest Association, Cl. A                               460,000
                                             60,300        Rubbermaid                                                    1,447,200
                                             33,500        Safeguard Scientifics                                           745,375
                                             35,300        Scientific-Atlanta                                              564,800
                                             44,100        Silicon Valley Group                                            906,806
                                             22,600        Tenneco                                                         901,175
                                             33,400        UST                                                             872,575
                                             36,000        VLSI Technology                                                 715,500
                                             32,100        Westvaco                                                        898,800
                                             25,200        Whirlpool                                                     1,178,100
                                                                                                                     -------------
                                                                                                                        36,059,057
                                                                                                                     -------------
Retail -- 2.9%                               43,400        AutoZone                                                      1,063,300
                                             35,000        Dillard Department Stores, Cl. A                              1,080,625
                                             26,800        Fastenal                                                      1,045,200
                                             33,400        Just For Feet                                                   530,225
                                             47,900        PETsMART                                                        805,319
                                             40,700        Toys R Us                                                     1,159,950
                                             32,100        Winn-Dixie Stores                                             1,115,475
                                                                                                                     -------------
                                                                                                                         6,800,094
                                                                                                                     -------------
Services -- 4.3%                             46,300        BTG                                                             694,500
                                             31,000        Ceridian                                                      1,034,625
                                             31,600        Circus Circus Enterprises                                       762,350
                                             28,500        Express Scripts, Cl. A                                        1,047,375
                                             47,900        Gaylord Entertainment, Cl. A                                  1,011,888
                                             52,800        Harrah's Entertainment                                          844,800
                                             42,000        Health Management Systems                                       231,000
                                             35,000        Medic Computer Systems                                          546,875
                                             30,300        Molten Metal Technology                                         170,437
                                             35,400        Multicare                                                       659,325
                                             20,000        PRI Automation                                                1,025,000
                                             21,300        Shared Medical Systems                                          897,262
                                              8,000        Synopsys                                                        255,000
                                             31,200        WMX Technologies                                                916,500
                                                                                                                     -------------
                                                                                                                        10,096,937
                                                                                                                     -------------
Transportation & Communication --
1.8%                                         54,700        Brightpoint                                                   1,196,563
                                            114,000        Hong Kong Telecommunications, ADR l                           1,952,250
                                             78,000        NEXTEL Communications, CL. A                                  1,028,625
                                                                                                                     -------------
                                                                                                                         4,177,438

----------------------------------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (Proceeds $64,174,238) -- 24.8%                    $57,703,526
----------------------------------------------------------------------------------------------------------------------------------

    l  American Depositary Receipt (ADR).

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc. Statements of Assets and Liabilities
                                                            As of April 30, 1997

                                                          STRATEGY         CAPITAL
                                                            FUND          VALUE FUND
                                                        ------------     ------------
ASSETS:
Investments at value (cost $172,990,011 and
  $224,260,292, respectively) (Note 1a).............    $175,935,029     $214,762,267
Put options purchased (cost $20,998,309 and
  $18,703,758, respectively) (Note 1a)..............       6,902,344        5,069,750
Cash................................................              --           45,155
Receivable from brokers for proceeds on securities
  sold short........................................              --       64,174,238
Receivables:
    Interest........................................       6,011,714        1,982,664
    Capital stock sold..............................         638,670          127,367
    Securities sold.................................       3,960,997        4,616,727
    Variation margin on open futures contracts......         436,000          305,250
    Dividends.......................................          51,563          960,638
Unrealized appreciation on foreign exchange
  contracts.........................................           9,545               --
Other assets........................................          15,456           33,638
                                                        ------------     ------------
    Total assets....................................     193,961,318      292,077,694
                                                        ------------     ------------
LIABILITIES:
Payables:
    Short sales (proceeds $64,174,238)..............              --       57,703,526
    Dividends to shareholders (Note 1f).............       1,214,760               --
    Capital stock redeemed..........................       1,260,620          748,077
    Payable for forward foreign exchange contracts
      -- closed.....................................          29,704          106,162
    Investment advisory fees (Note 2)...............          72,854           79,861
    Sub-investment advisory fees (Note 2)...........          24,284           69,878
    Administrative fees (Note 2)....................          38,544               --
    Service and Distribution Plan fees (Note 2).....          20,881           95,602
    Transfer agent fees (Note 2)....................          28,725           70,145
    Securities purchased............................              --           55,307
Accrued expenses and other liabilities..............         205,204          256,918
                                                        ------------     ------------
    Total liabilities...............................       2,895,576       59,185,476
                                                        ------------     ------------
NET ASSETS..........................................    $191,065,742     $232,892,218
                                                        ------------     ------------
                                                        ------------     ------------
NET ASSETS CONSIST OF:
    Paid in capital.................................    $235,281,121     $400,222,785
    Undistributed net investment income.............      10,656,233        8,372,853
    Accumulated net realized gain/(loss) on foreign
    currency transactions...........................      (4,680,706)       1,219,208
    Accumulated net realized loss on investments,
      put options purchased, futures and short sale
      transactions..................................     (40,494,254)    (159,526,276)
    Net unrealized appreciation on short sale
    transactions....................................              --        6,470,712
    Net unrealized depreciation on investments, put
      options purchased and
      futures transactions..........................      (9,693,497)     (23,834,016)
    Net unrealized depreciation on foreign currency
      transactions..................................          (3,155)         (33,048)
                                                        ------------     ------------
NET ASSETS..........................................    $191,065,742     $232,892,218
                                                        ------------     ------------
                                                        ------------     ------------
SHARES OF COMMON STOCK OUTSTANDING:
    Class O shares:
      150 million of $0.001 par value authorized....      17,339,751               --
                                                        ------------     ------------
                                                        ------------     ------------
    Class A shares:
      200 million of $0.001 par value authorized....       5,578,788               --
                                                        ------------     ------------
                                                        ------------     ------------
      125 million of $0.001 par value authorized....              --       18,664,086
                                                        ------------     ------------
                                                        ------------     ------------
    Class B shares:
      125 million of $0.001 par value authorized....              --        7,650,648
                                                        ------------     ------------
                                                        ------------     ------------
    Class C shares:
      200 million of $0.001 par value authorized....       1,681,639               --
                                                        ------------     ------------
                                                        ------------     ------------
      125 million of $0.001 par value authorized....              --          875,473
                                                        ------------     ------------
                                                        ------------     ------------
    Class R shares:
      125 million of $0.001 par value authorized....              --           13,569
                                                        ------------     ------------
                                                        ------------     ------------
NET ASSET VALUE PER SHARE:
    Class O shares:
      $134,719,169 / 17,339,751 shares..............    $       7.77               --
                                                        ------------     ------------
                                                        ------------     ------------
    Class A shares:
      $43,326,763 / 5,578,788 shares and
        $160,833,817 / 18,664,086 shares,
        respectively................................    $       7.77     $       8.62
                                                        ------------     ------------
                                                        ------------     ------------
    Class B shares:
      $64,670,670 / 7,650,648 shares................              --     $       8.45
                                                        ------------     ------------
                                                        ------------     ------------
    Class C shares:
      $13,019,810 / 1,681,639 shares and $7,270,826
      / 875,473 shares, respectively................    $       7.74     $       8.31
                                                        ------------     ------------
                                                        ------------     ------------
    Class R shares:
      $116,905 / 13,569 shares......................              --     $       8.62
                                                        ------------     ------------
                                                        ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc. Statements of Operations for the Year Ended
April 30, 1997

                                                          STRATEGY         CAPITAL
                                                            FUND          VALUE FUND
                                                        ------------     ------------
INVESTMENT INCOME (NOTE 1E):
Interest and discount earned........................    $ 18,186,195     $ 18,152,632
Dividends (net of withholding tax of $33,785 and
$26,177, respectively)..............................         816,374        4,311,372
                                                        ------------     ------------
    Total investment income.........................      19,002,569       22,464,004
                                                        ------------     ------------
EXPENSES:
Investment advisory fees (Note 2)...................       1,072,398        1,161,510
Administrative fees (Note 2)........................         551,621               --
Dividends on securities sold short..................              --        1,414,030
Transfer agent fees (Note 2)........................         472,873          360,405
Sub-investment advisory fees (Note 2)...............         357,466          946,711
Service and Distribution Plan fees (Note 2).........         237,449        1,299,845
Printing and shareholder reports....................          53,683           77,246
Registration fees...................................          38,368           64,289
Legal fees..........................................          93,690          124,611
Insurance...........................................          58,646            5,190
Directors' fees and expenses........................          48,008           40,528
Custodian fees......................................          19,704           70,473
Audit fees..........................................          32,000           50,675
Other operating expenses............................           7,754            4,435
                                                        ------------     ------------
    Total expenses..................................       3,043,660        5,619,948
                                                        ------------     ------------
NET INVESTMENT INCOME...............................      15,958,909       16,844,056
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS (NOTES 1B, 1C, 1E & 3):
Net realized loss on investments, put options
  purchased and futures transactions................     (16,069,197)     (23,936,012)
Net realized loss on short sale transactions........              --      (15,283,826)
Net realized gain (loss) on foreign currency
  transactions......................................      (6,194,936)       1,219,208
Change in net unrealized appreciation (depreciation)
    on investments, put options purchased and
    futures transactions............................      (5,330,396)     (26,007,617)
Change in net unrealized appreciation on securities
  short sale transactions...........................              --        8,515,695
Change in net unrealized depreciation on foreign
  currency transactions.............................         (67,194)         (33,048)
                                                        ------------     ------------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS.......................    $(11,702,814)    $(38,681,544)
                                                        ------------     ------------
                                                        ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc. Statements of Changes in Net Assets

                                                                STRATEGY FUND                         CAPITAL VALUE FUND
                                                     ------------------------------------    ------------------------------------
                                                         FOR THE             FOR THE             FOR THE          FOR THE SEVEN
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED         MONTHS ENDED
                                                      APRIL 30, 1997      APRIL 30, 1996      APRIL 30, 1997      APRIL 30, 1996
                                                     ----------------    ----------------    ----------------    ----------------
OPERATIONS:        Net investment income..........     $ 15,958,909        $ 21,479,096        $ 16,844,056        $  6,879,172
                   Net realized gain (loss) on
                     investments, put options
                     purchased and futures
                     transactions.................      (16,069,197)         (6,887,974)        (23,936,012)         24,598,637
                   Net realized loss on short sale
                     transactions.................               --                  --         (15,283,826)         (3,510,946)
                   Net realized gain (loss) on
                     foreign currency
                     transactions.................       (6,194,936)          5,554,446           1,219,208            (842,088)
                   Change in net unrealized
                     appreciation (depreciation)
                     on investments, put options
                     purchased and futures
                     transactions.................       (5,330,396)        (11,450,400)        (26,007,617)        (21,230,637)
                   Change in net unrealized
                     appreciation (depreciation)
                     on short sale transactions...               --                  --           8,515,695             492,239
                   Change in net unrealized
                     appreciation (depreciation)
                     on foreign currency
                     transactions.................          (67,194)           (120,704)            (33,048)          5,383,533
                                                     ----------------    ----------------    ----------------    ----------------
                   Net increase (decrease) in net
                     assets resulting from
                     operations...................      (11,702,814)          8,574,464         (38,681,544)         11,769,910
                                                     ----------------    ----------------    ----------------    ----------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS:      Investment income -- net
                     Class O shares...............       (9,509,711)        (16,495,114)                 --                  --
                     Class A shares...............       (2,663,922)         (3,453,678)        (11,184,613)        (10,905,352)
                     Class B shares...............               --                  --          (4,074,703)         (2,909,347)
                     Class C shares*..............         (629,042)             (6,837)           (351,412)            (29,071)
                     Class R shares*..............               --                  --              (1,757)                (44)
                   Realized transaction gain --
                     net
                     Class O shares...............       (3,149,588)                 --                  --                  --
                     Class A shares...............         (757,462)                 --                  --                  --
                     Class C shares*..............         (133,166)                 --                  --                  --
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in net assets
                     resulting from dividends and
                     distributions................      (16,842,891)        (19,955,629)        (15,612,485)        (13,843,814)
                                                     ----------------    ----------------    ----------------    ----------------
CAPITAL STOCK
TRANSACTIONS:      Net proceeds from shares sold:
                     Class A shares...............       18,898,271          11,109,682          80,556,216          27,095,651
                     Class B shares...............               --                  --          27,051,810          18,392,593
                     Class C shares*..............       23,119,248             367,799           8,482,514           3,593,718
                     Class R shares*..............               --                  --             124,254                 270
                   Dividends and distributions
                     reinvested:
                     Class O shares...............        2,306,043           2,440,189                  --                  --
                     Class A shares...............        1,072,115           1,062,696           7,737,035           6,964,456
                     Class B shares...............               --                  --           2,459,697           1,653,446
                     Class C shares*..............          136,605                 875             130,312              29,071
                     Class R shares*..............               --                  --               1,757                  44
                   Cost of shares redeemed:
                     Class O shares...............      (70,907,354)        (98,585,628)                 --                  --
                     Class A shares...............      (24,374,508)        (22,354,127)       (130,659,314)        (61,921,614)
                     Class B shares...............               --                  --         (31,821,065)        (25,781,438)
                     Class C shares*..............       (8,756,049)            (41,285)         (3,667,272)            (62,459)
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in net assets
                     resulting from capital stock
                     transactions.................      (58,505,629)       (105,999,799)        (39,604,056)        (30,036,262)
                                                     ----------------    ----------------    ----------------    ----------------
                   Decrease in net assets.........      (87,051,334)       (117,380,964)        (93,898,085)        (32,110,166)
NET ASSETS:        Beginning of period............      278,117,076         395,498,040         326,790,303         358,900,469
                                                     ----------------    ----------------    ----------------    ----------------
                   End of period..................     $191,065,742        $278,117,076        $232,892,218        $326,790,303
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------
                   Undistributed net investment
                     income.......................     $ 10,656,233        $  7,472,754        $  8,372,853        $  7,141,282
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------

*Class C shares of Strategy Fund were introduced on August 1, 1995; Class C shares and Class R shares of Capital Value Fund were introduced on
 August 22, 1995.

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc. Statements of Changes in Net Assets
(concluded)

                                                                STRATEGY FUND                         CAPITAL VALUE FUND
                                                     ------------------------------------    ------------------------------------
                                                         FOR THE             FOR THE             FOR THE          FOR THE SEVEN
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED         MONTHS ENDED
                                                      APRIL 30, 1997      APRIL 30, 1996      APRIL 30, 1997      APRIL 30, 1996
                                                     ----------------    ----------------    ----------------    ----------------
CAPITAL STOCK
TRANSACTIONS:      Shares sold:
                     Class A shares...............        2,270,514           1,245,317           8,386,923           2,562,332
                     Class B shares...............               --                  --           2,817,342           1,768,677
                     Class C shares*..............        2,704,967              40,733             916,595             347,688
                     Class R shares*..............               --                  --              13,254                  26
                   Shares issued for dividends and
                     distributions reinvested:
                     Class O shares...............          277,417             273,782                  --                  --
                     Class A shares...............          128,972             119,302             848,331             688,868
                     Class B shares...............               --                  --             274,214             165,676
                     Class C shares*..............           16,697                  99              14,775               2,948
                     Class R shares*..............               --                  --                 193                   4
                   Shares redeemed:
                     Class O shares...............       (8,457,567)        (10,995,465)                 --                  --
                     Class A shares...............       (2,931,757)         (2,495,609)        (13,484,994)         (5,880,857)
                     Class B shares...............               --                  --          (3,322,387)         (2,491,504)
                     Class C shares*..............       (1,076,210)             (4,647)           (400,566)             (6,061)
                                                     ----------------    ----------------    ----------------    ----------------
                   Net decrease in shares
                     outstanding..................       (7,066,967)        (11,816,488)         (3,936,320)         (2,842,203)
                                                     ----------------    ----------------    ----------------    ----------------
                                                     ----------------    ----------------    ----------------    ----------------

*Class C shares of Strategy Fund were introduced on August 1, 1995; Class C shares and Class R shares of Capital Value Fund were introduced on August 22, 1995.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.     Strategy Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                                           FOR THE
                                                                                                                             YEAR
                                                       FOR THE YEAR                           FOR THE YEAR                  ENDED
                                                          ENDED                                   ENDED                     APRIL
                                                      APRIL 30, 1997                         APRIL 30, 1996                30, 1995
                                            ----------------------------------      ---------------------------------      --------
                                            CLASS O       CLASS A      CLASS C      CLASS O     CLASS A     CLASS C++      CLASS O
                                            --------      -------      -------      --------    -------     ---------      --------
NET ASSET VALUE, BEGINNING OF PERIOD......  $   8.78      $  8.78      $  8.77      $   9.10    $  9.10      $  9.00       $   9.40
                                            --------      -------      -------      --------    -------     ---------      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................      0.78         0.54         0.45          0.76       0.57         0.37           0.66
Net realized and unrealized gain (loss) on
 investments, put options purchased,
 futures transactions and foreign currency
 transactions.............................     (1.19)       (0.96)       (0.95)        (0.53)     (0.36)       (0.22)         (0.44)
                                            --------      -------      -------      --------    -------     ---------      --------
   Total from investment operations.......     (0.41)       (0.42)       (0.50)         0.23       0.21         0.15           0.22
                                            --------      -------      -------      --------    -------     ---------      --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income......     (0.47)       (0.46)       (0.41)        (0.55)     (0.53)       (0.38)         (0.52)
Dividends from realized gains on foreign
 currency transactions....................     (0.13)       (0.13)       (0.12)        --         --           --             --
                                            --------      -------      -------      --------    -------     ---------      --------
   Total dividends........................     (0.60)       (0.59)       (0.53)        (0.55)     (0.53)       (0.38)         (0.52)
                                            --------      -------      -------      --------    -------     ---------      --------
NET ASSET VALUE, END OF PERIOD............  $   7.77      $  7.77      $  7.74      $   8.78    $  8.78      $  8.77       $   9.10
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Total investment return (1)...............     (4.85)%      (5.10)%      (5.94)%        2.66%      2.40%        1.96%(3)       2.39%
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000 omitted)...  $134,719      $43,327      $13,020      $224,148    $53,652      $   317       $329,624
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Ratio of expenses to average net assets...      1.18%        1.43%        2.14%         1.23%      1.48%        2.28%(4)       1.14%
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Ratio of net investment income to average
 net assets...............................      6.80%        6.55%        5.81%         6.56%      6.33%        5.79%(4)       6.19%
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Portfolio turnover rate...................       126%         126%         126%           96%        96%          96%           100%
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------
Average commission rate paid (5)..........  $ 0.0600      $0.0600      $0.0600           N/A        N/A          N/A            N/A
                                            --------      -------      -------      --------    -------     ---------      --------
                                            --------      -------      -------      --------    -------     ---------      --------


                                                            FOR THE YEAR             FOR THE YEAR
                                                               ENDED                     ENDED
                                                           APRIL 30, 1994           APRIL 30, 1993
                                                        --------------------     ---------------------
                                            CLASS A     CLASS O      CLASS A     CLASS O      CLASS A+
                                            -------     --------     -------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD......  $  9.41     $   9.27     $  9.27     $   9.56     $  9.55
                                            -------     --------     -------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................     0.52         0.77        0.68         0.90        0.64
Net realized and unrealized gain (loss) on
 investments, put options purchased,
 futures transactions and foreign currency
 transactions.............................    (0.34)        0.15        0.22        (0.39)      (0.28 )
                                            -------     --------     -------     --------     --------
   Total from investment operations.......     0.18         0.92        0.90         0.51        0.36
                                            -------     --------     -------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income......    (0.49)       (0.77)      (0.74)       (0.75)      (0.64 )
Dividends from realized gains on foreign
 currency transactions....................    --           (0.02)      (0.02)       (0.05)      --
                                            -------     --------     -------     --------     --------
   Total dividends........................    (0.49)       (0.79)      (0.76)       (0.80)      (0.64 )
                                            -------     --------     -------     --------     --------
NET ASSET VALUE, END OF PERIOD............  $  9.10     $   9.40     $  9.41     $   9.27     $  9.27
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Total investment return (1)...............     1.94%       10.13%       9.91%        5.70%       5.42 %(2)
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000 omitted)...  $65,874     $464,937     $91,454     $548,514     $23,492
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Ratio of expenses to average net assets...     1.46%        1.07%       1.40%        1.06%       1.41 %(4)
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Ratio of net investment income to average
 net assets...............................     5.83%        7.57%       6.85%        8.95%       8.74 %(4)
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Portfolio turnover rate...................      100%          31%         31%          56%         56 %
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------
Average commission rate paid (5)..........      N/A          N/A         N/A          N/A         N/A
                                            -------     --------     -------     --------     --------
                                            -------     --------     -------     --------     --------

+ Class A shares were introduced on July 15, 1992. Except as indicated below, information is presented for the period from July 15, 1992 to April 30, 1993.

++ Class C shares were introduced on August 1, 1995. Except as indicated below, information is presented for the period from August 1, 1995 to April 30, 1996.

(1) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(2) Total investment return is presented for the year ended April 30, 1993. For the period prior to July 15, 1992, total investment return does not reflect service and distribution fees because such fees were not paid during that period.

(3) Total investment return is presented for the year ended April 30, 1996. For the period prior to August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by Class C shares.

(4)  Annualized.

(5) For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.     Capital Value Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                      FOR THE SEVEN
                                                      FOR THE YEAR ENDED                               MONTHS ENDED
                                                        APRIL 30, 1997                                APRIL 30, 1996
                                        -----------------------------------------------     ----------------------------------
                                        CLASS A      CLASS B      CLASS C      CLASS R      CLASS A      CLASS B      CLASS C
                                        --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $  10.54     $  10.38     $  10.24     $  10.53     $  10.61     $  10.41     $  10.41
                                        --------     --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............        0.59         0.54         0.57         0.82(4)      0.22         0.18         0.44
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       (1.92)       (1.93)       (1.91)       (2.13)(4)     0.17         0.16        (0.12)
                                        --------     --------     --------     --------     --------     --------     --------
   Total from investment
   operations.......................       (1.33)       (1.39)       (1.34)       (1.31)(4)     0.39         0.34         0.32
                                        --------     --------     --------     --------     --------     --------     --------
LESS DIVIDENDS
Dividends from net investment
 income.............................       (0.59)       (0.54)       (0.59)       (0.60)       (0.46)       (0.37)       (0.49)
                                        --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD......    $   8.62     $   8.45     $   8.31     $   8.62     $  10.54     $  10.38     $  10.24
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Total investment return (1).........      (12.97%)     (13.69%)     (13.47%)     (12.83%)       3.81%        3.36%        3.30%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................    $160,834     $ 64,671     $  7,271     $    117     $241,472     $ 81,786     $  3,531
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of expenses to average net
 assets.............................        1.28%        2.03%        2.07%        1.19%        0.75%(2)     1.18%(2)     1.28%(2)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............        0.51%        0.50%        0.47%        0.38%        0.18%(2)     0.19%(2)     0.18%(2)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of net investment income to
 average net assets.................        6.16%        5.52%        6.02%        8.65%        2.13%(2)     1.70%(2)     1.71%(2)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Portfolio turnover rate.............         399%         399%         399%         399%          56%(2)       56%(2)       56%(2)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Average commission rate paid (3)....    $ 0.0313     $ 0.0313     $ 0.0313     $ 0.0313     $ 0.0531     $ 0.0531     $ 0.0531
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------


                                      CLASS R
                                      --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $  10.62
                                      --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............      0.30
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............      0.09
                                      --------
   Total from investment
   operations.......................      0.39
                                      --------
LESS DIVIDENDS
Dividends from net investment
 income.............................     (0.48)
                                      --------
NET ASSET VALUE, END OF PERIOD......  $  10.53
                                      --------
                                      --------
Total investment return (1).........      3.97%
                                      --------
                                      --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................  $      1
                                      --------
                                      --------
Ratio of expenses to average net
 assets.............................      0.61%(2)
                                      --------
                                      --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............      0.17%(2)
                                      --------
                                      --------
Ratio of net investment income to
 average net assets.................      2.28%(2)
                                      --------
                                      --------
Portfolio turnover rate.............        56%(2)
                                      --------
                                      --------
Average commission rate paid (3)....  $ 0.0531
                                      --------
                                      --------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.     Capital Value Fund     Financial Highlights
(concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                                                      FOR THE
                                                                                                                        YEAR
                                                         FOR THE YEAR                           FOR THE YEAR           ENDED
                                                             ENDED                                  ENDED             SEPTEMBER
                                                      SEPTEMBER 30, 1995                     SEPTEMBER 30, 1994       30, 1993
                                        -----------------------------------------------     ---------------------     --------
                                        CLASS A      CLASS B      CLASS C+     CLASS R+     CLASS A      CLASS B      CLASS A
                                        --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $  11.88     $  11.69     $  10.64     $  10.84     $  11.42     $  11.32     $  12.41
                                        --------     --------     --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............        0.36         0.31         0.02         0.04         0.24         0.23         0.24
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       (1.37)       (1.38)       (0.25)       (0.26)        0.46         0.38        (0.62)
                                        --------     --------     --------     --------     --------     --------     --------
   Total from investment
   operations.......................       (1.01)       (1.07)       (0.23)       (0.22)        0.70         0.61        (0.38)
                                        --------     --------     --------     --------     --------     --------     --------
LESS DIVIDENDS
Dividends from net investment
 income.............................       (0.26)       (0.21)          --           --        (0.24)       (0.24)       (0.61)
                                        --------     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD......    $  10.61     $  10.41     $  10.41     $  10.62     $  11.88     $  11.69     $  11.42
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Total investment return (1).........       (8.58%)      (9.27%)      (2.26%)      (2.03%)       6.14%        5.35%       (2.70%)
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................    $271,052     $ 87,847     $      1     $      1     $402,708     $108,532     $412,316
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of expenses to average net
 assets.............................        1.24%        1.99%        0.26%(2)     0.14%(2)     1.21%        1.99%        1.23%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............        0.45%        0.45%        0.06%(2)     0.04%(2)     0.39%        0.40%        0.45%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Ratio of net investment income to
 average net assets.................        3.61%        2.86%        0.23%(2)     0.38%(2)     2.06%        1.39%        1.94%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Portfolio turnover rate.............          55%          55%          55%          55%          46%          46%          42%
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------
Average commission rate paid (3)....         N/A          N/A          N/A          N/A          N/A          N/A          N/A
                                        --------     --------     --------     --------     --------     --------     --------
                                        --------     --------     --------     --------     --------     --------     --------


                                       CLASS B+
                                      ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................   $  10.58
                                      ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............       0.03
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       0.71
                                      ----------
   Total from investment
   operations.......................       0.74
                                      ----------
LESS DIVIDENDS
Dividends from net investment
 income.............................         --
                                      ----------
NET ASSET VALUE, END OF PERIOD......   $  11.32
                                      ----------
                                      ----------
Total investment return (1).........       6.99%
                                      ----------
                                      ----------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................   $ 30,378
                                      ----------
                                      ----------
Ratio of expenses to average net
 assets.............................       1.49%(2)
                                      ----------
                                      ----------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............       0.31%(2)
                                      ----------
                                      ----------
Ratio of net investment income to
 average net assets.................       0.83%(2)
                                      ----------
                                      ----------
Portfolio turnover rate.............         42%
                                      ----------
                                      ----------
Average commission rate paid (3)....        N/A
                                      ----------
                                      ----------

(+) Class B shares were introduced on January 15, 1993; Class C shares and Class R shares were introduced on August 22, 1995.

(1) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(2)  Not annualized.

(3) For fiscal years beginning after September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(4)  Based on average shares outstanding.


                       See notes to financial statements.

COMSTOCK PARTNERS FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS:

1. SIGNIFICANT ACCOUNTING POLICIES:

Comstock Partners Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund"). The Company accounts separately for the assets, liabilities and operations of each Fund. The Strategy Fund is a non-diversified portfolio with an investment objective to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Capital Value Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income. The Company originally commenced operations in May of 1988 as a closed-end investment company, with the Strategy Fund as its only portfolio. At a special meeting of shareholders on June 14, 1991, holders of a majority of the Company's outstanding shares voted to approve the conversion of the Company to an open-end investment company. The Company converted to open-end status on August 1, 1991. On July 15, 1992, a second class of shares of the Strategy Fund, Class A, was created and, on August 1, 1995, a third class of shares of the Strategy Fund, Class C, was created. On February 8, 1996, (i) the Company changed its name from Comstock Partners Strategy Fund, Inc., to Comstock Partners Funds, Inc. (ii) the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund in exchange for shares in the Capital Value Fund. The Capital Value Fund offers Class A, Class B, Class C, and Class R shares.

Premier Mutual Fund Services, Inc. (the "Distributor") acts as distributor of the Funds' shares. Each Class O, Class A and Class C share of the Strategy Fund and each Class A, Class B, Class C, and Class R share of the Capital Value Fund represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B, and C shares of the Funds bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B, and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A shares of each Fund are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase. Class C shares of each Fund are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Class O shares are no longer issued by the Company except in connection with the reinvestment of dividends on outstanding Class O shares.

The following is a summary of significant accounting policies followed by the
Company:

Strategy Fund and Capital Value Fund:

(a) Valuation of investments--Securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Securities traded in the over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of trading on such day by dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued based on prices or quotes obtained from the broadest and most representative market.

Options purchased are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from a dealer.

Futures contracts are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors.

Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost which approximates market value.

(b) Derivative financial instruments--The Funds may engage in various portfolio strategies to seek to generate income or gains or as a hedge against its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward foreign exchange contracts--The Funds are authorized to enter into forward foreign exchange contracts to seek to generate income or gains or as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

Financial futures contracts--The Funds may purchase or sell financial futures contracts to seek to generate income or gains or as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the year. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the policy of the Company to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recorded as earned. Realized gains and losses are determined on the identified cost basis.

(f) Dividends and distributions--Dividends and distributions payable by the Funds are accrued on the ex-dividend date.

(g) Expenses--Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated among them on a pro rata basis.

(h) Use of estimates--The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

Strategy Fund:

(i) Reclassifications--During the year ended April 30, 1997, $27,245 was reclassified from accumulated net realized capital gains to undistributed net investment income as a result of permanent book-to-tax differences. Net assets were not affected by this reclassification.

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY, ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES:

(a) The Company, on behalf of the Funds, has engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for each Fund. Under the terms of an Amended Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser furnishes continuing investment supervision to the Strategy Fund and is responsible for the management of the Strategy Fund's portfolio. It furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser has responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Investment Adviser is entitled to receive an annual fee from the Company, on behalf of the Capital Value Fund, computed daily and paid monthly at the following annual rates: .40% of the first $300 million of the Capital Value Fund's average daily net assets,
 .45% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55% of the Capital Value Fund's average daily net assets in excess of $1 billion. During the period from July 26, 1996 to April 30, 1997, $823,026 was paid pursuant to the Investment Advisory Agreement.

The Investment Adviser has engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Strategy Fund and provides investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

The Dreyfus Corporation also acts as the sub-investment adviser to the Capital Value Fund pursuant to a separate Sub-Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and the Sub-Investment Adviser. Under that agreement, the Sub-Investment Adviser manages the short-term cash and cash-equivalent investments of the Capital Value Fund and provides investment research and other advice regarding the Capital Value Fund's portfolio. In addition, the Sub-Investment Adviser provides general advice regarding economic factors and trends and acts as administrator to the Capital Value Fund. For its services under the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser is entitled to receive an annual fee computed daily and paid monthly by the Company at the following annual rates: .35% of the first $300 million of the Capital Value Fund's average daily net assets, .30% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20% of the Capital Value Fund's average daily net assets in excess of $1 billion. During the period from July 26, 1996 to April 30, 1997, $720,146 was paid pursuant to the agreement. Prior to July 26, 1996, fees payable by the Capital Value Fund pursuant to the provisions of an Investment Advisory Agreement with the Dreyfus Corporation and a Sub-Investment Advisory Agreement with Comstock Partners (together "Agreements") were paid monthly, computed on the average daily value of the Capital Value Fund's net assets at the following annual rates:

            AVERAGE NET ASSETS                                           DREYFUS          COMSTOCK PARTNERS
            -------------------------------------------------------      -----------      ------------------
            0 up to $25 million....................................      .60 of 1%        .15 of 1%
            $25 up to $75 million..................................      .50 of 1%        .25 of 1%
            $75 up to $200 million.................................      .45 of 1%        .30 of 1%
            $200 up to $300 million................................      .40 of 1%        .35 of 1%
            in excess of $300 million..............................      .375 of 1%       .375 of 1%

During the period from May 1, 1996 through July 25, 1996, $338,484 and $226,565 were paid to The Dreyfus Corporation and Comstock Partners, respectively.

Under the terms of an Administration Agreement between the Company, on behalf of the Strategy Fund, and Princeton Administrators, L.P. ("Princeton"), Princeton performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Strategy Fund, including maintaining the books and records of the Strategy Fund, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Strategy Fund and its shares and providing the Strategy Fund with administrative office facilities. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and .175% of the Strategy Fund's average daily net assets in excess of $600 million.

The Company compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Sub-Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Funds. During the year ended April 30, 1997, such compensation amounted to $216,878 for the Capital Value Fund and $121,223 for the Strategy Fund.

(b) Service and Distribution Plan -- Class A Shares

Under the Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) pays the Sub-Investment Adviser, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class A of such Fund. During the year ended April 30, 1997, $503,530 and $123,138 were charged to the Class A shares of Capital Value Fund and Strategy Fund, respectively.

Service and Distribution Plans -- Class B Shares and Class C Shares

Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of such Fund. During the year ended April 30, 1997, $556,548 and $40,688 were charged for distributing Capital Value Fund's Class B and Class C shares, respectively, and $185,516 and $13,563 were charged for shareholder servicing for Capital Value Fund's Class B and Class C shares, respectively. For the same period, $85,733 and $28,578 were charged for distributing and shareholder servicing, respectively, for Strategy Fund's Class C shares.

(c) Certain officers and/or directors of the Company are officers and/or directors of the Investment Adviser or Dreyfus. Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $20,000 per year. Prior to July 26, 1996, each director who was not an "affiliated person" as defined in the Act received from the Capital Value Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation and each director emeritus received 50% of such compensation.

3. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term and US Government securities, for the year ended April 30, 1997 were as follows:

                                                                     PURCHASES                    SALES
                                                                   --------------             --------------
            Strategy Fund:......................................    $ 97,189,978               $148,521,785
                                                                   --------------             --------------
                                                                   --------------             --------------
            Capital Value Fund:
              Long transactions.................................    $414,266,364               $453,671,132
              Short sale transactions...........................     121,237,124                 94,557,044
                                                                   --------------             --------------
                                                                    $535,503,488               $548,228,176
                                                                   --------------             --------------
                                                                   --------------             --------------

Capital Value Fund: The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or US Government securities sufficient to cover its short position. Securities sold short at April 30, 1997 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

Realized and unrealized gains (losses) as of April 30, 1997 were as follows:

Strategy Fund:

                                                                      REALIZED                  UNREALIZED
                                                                   GAINS (LOSSES)             GAINS (LOSSES)
                                                                   --------------             --------------
            Long-term investments...............................    $ (1,822,622)              $  2,945,032
            Short-term investments..............................           4,814                        (14)
            Put options purchased...............................     (16,523,373)               (14,095,965)
            Financial futures contracts.........................       2,271,984                  1,457,450
            Foreign currency transactions.......................      (6,194,936)                    (3,155)
                                                                   --------------             --------------
                                                                    $(22,264,133)              $ (9,696,652)
                                                                   --------------             --------------
                                                                   --------------             --------------

Capital Value Fund:

                                                                      REALIZED                  UNREALIZED
                                                                   GAINS (LOSSES)             GAINS (LOSSES)
                                                                   --------------             --------------
            Long-term investments...............................    $  1,808,131               $ (9,519,329)
            Short sale transactions.............................     (15,283,826)                 6,470,712
            Short-term investments..............................          (3,448)                    21,304
            Put options purchased...............................     (21,347,323)               (13,634,008)
            Financial futures contracts.........................      (4,393,372)                  (701,983)
            Foreign currency transactions.......................       1,219,208                    (33,048)
                                                                   --------------             --------------
                                                                    $(38,000,630)              $(17,396,352)
                                                                   --------------             --------------
                                                                   --------------             --------------

As of April 30, 1997, the cost of investments of Capital Value Fund for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for Strategy Fund for Federal income tax purposes was $195,175,590. The following summarizes the net unrealized appreciation (depreciation) on investments, put options purchased, futures transactions and short sale transactions for Federal income tax purposes for each Fund at April 30, 1997:

                                                             GROSS                GROSS
                                                          APPRECIATION         DEPRECIATION             NET
                                                          ------------         ------------         ------------
            Strategy Fund............................     $ 8,576,011          $(19,456,778)        $(10,880,767)
            Capital Value Fund.......................     $15,003,126          $(32,366,430)        $(17,363,304)

The following summarizes the capital loss carry forwards of each Fund at April 30,1997:

 EXPIRING IN FISCAL YEAR     STRATEGY FUND     CAPITAL VALUE FUND
-------------------------    -------------     ------------------
          1999                         --         $  9,100,000
          2000                $ 3,400,000           29,800,000
          2001                  8,800,000           17,800,000
          2002                         --           56,700,000
          2003                         --            9,200,000
          2004                 12,500,000           15,800,000
          2005                 14,900,000           14,200,000
                             -------------     ------------------
          Total               $39,600,000         $152,600,000
                             -------------     ------------------
                             -------------     ------------------

4. DIVIDENDS:

In May and June 1997 the Fund's Board of Directors declared ordinary income dividends for the Strategy Fund's Class O, Class A and Class C shares as follows:

         AMOUNT PER SHARE
-----------------------------------
 CLASS O      CLASS A      CLASS C        PAYABLE DATE          RECORD DATE
---------    ---------    ---------    ------------------    ------------------
$0.05000     $0.04833     $0.04157     May 30, 1997          May 21, 1997
$0.05000     $0.04832     $0.04070     June 30, 1997         June 20, 1997

--------------------------------------------------------------------------------
 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Comstock Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and statement of securities sold short, of Comstock Partners Funds, Inc. (comprising, Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund) as of April 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the periods indicated therein and financial highlights, with respect to Comstock Partners Strategy Fund, for each of the two years in the period then ended and with respect to Comstock Partners Capital Value Fund, for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights, with respect to Comstock Partners Strategy Fund, for each of the three years in the period ended April 30, 1995 were audited by other auditors whose opinion dated May 31,1995 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of each of the Funds constituting Comstock Partners Funds, Inc. at April 30,1997, and the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                              ERNST & YOUNG LLP

New York, New York
June 10, 1997

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.                                              1997

                      FEDERAL TAX INFORMATION (Unaudited)

Of the ordinary income distributions paid monthly by the Funds during the fiscal year ended April 30, 1997, 5.86% and 1.66% qualify for the dividends received deduction for corporations for Strategy Fund and Capital Value Fund, respectively. Additionally, there were no long-term capital gains distributions during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portions of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets invested in Federal obligations for each Fund as of the end of each quarter of the fiscal year:

                                                               PERCENTAGE OF FEDERAL OBLIGATIONS*
                                                             -------------------------------------
FUND QUARTER ENDED                                           STRATEGY FUND      CAPITAL VALUE FUND
-------------------                                          -------------      ------------------
7/31/96                                                         54.58   %             39.70     %
10/31/96                                                        57.62                 42.44
1/31/97                                                         45.96                 32.54
4/30/97                                                         51.51                 41.38


Of each Fund's ordinary income distributions paid during the fiscal year ended April 30, 1997, 32.73% and 33.81% was attributable to federal obligations for Strategy Fund and Capital Value Fund, respectively. In calculating the foregoing percentages, expenses of each Fund have been allocated on a pro rata basis.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.

                          SHAREHOLDER MEETING RESULTS

Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund" and, together with the Strategy Fund, the "Funds") are separate series of Comstock Partners Funds, Inc. (the "Company"). A special meeting of shareholders of the Company (the "Meeting") was convened on December 20, 1996.

At the meeting, the shareholders of the Company elected all of the Directors of the Company then in office. The Directors elected were Charles L. Minter, M. Bruce Adelberg, E.W. Kelly, Sven B. Karlen, Jr., and Robert M. Smith.

Except as indicated, the shareholders of the Funds present at the Meeting, in person or by proxy, each cast their votes on the following matters as follows (all fractional shares rounded):
--------------------------------------------------------------------------------

                                                             SHARES OF THE STRATEGY FUND VOTED
                                                            FOR           AGAINST         ABSTAIN
---------------------------------------------------------------------------------------------------
1. Approval of a new investment advisory agreement
  between the Company, on behalf of the Strategy
  Fund, and Comstock Partners, Inc., containing
  the same terms and conditions as the existing
  investment advisory agreement between the
  Company, on behalf of the Strategy Fund, and
  Comstock Partners, Inc.                               21,874,515        394,374         659,657
---------------------------------------------------------------------------------------------------
                                                          SHARES OF THE CAPITAL VALUE FUND VOTED
                                                            FOR           AGAINST         ABSTAIN
---------------------------------------------------------------------------------------------------
2. Approval of a new investment advisory agreement
  between the Company, on behalf of the Capital
  Value Fund, and Comstock Partners, Inc.,
  containing the same terms and conditions as the
  existing investment advisory agreement between
  the Company, on behalf of the Capital Value
  Fund, and Comstock Partners, Inc.                     16,777,465        364,561         637,290
---------------------------------------------------------------------------------------------------
                                                             SHARES OF THE STRATEGY FUND VOTED
                                                            FOR           AGAINST         ABSTAIN
---------------------------------------------------------------------------------------------------
3. Approval of a new sub-investment advisory
  agreement between the Company, on behalf of the
  Strategy Fund, and The Dreyfus Corporation,
  containing the same terms and conditions as the
  existing sub-investment advisory agreement
  between the Company, on behalf of the Strategy
  Fund, and The Dreyfus Corporation.                    21,820,219        417,664         690,663
---------------------------------------------------------------------------------------------------
                                                                SHARES OF THE COMPANY VOTED
                                                            FOR           AGAINST         ABSTAIN
---------------------------------------------------------------------------------------------------
4. Ratification of the selection of Ernst & Young
  LLP as the
  independent auditors of the Company for the
  fiscal year ending
  April 30, 1997.                                       46,610,622        338,356         776,546

---------------------------------------------------------------------------------------------------